Exhibit 10.3

The printed portions of this form, except differentiated additions, have been approved by the Colorado Real Estate Commission. (AE41-5-09) (Mandatory 7-09)

THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.

AGREEMENT TO AMEND/EXTEND CONTRACT

Date: March 22, 2010

1.      This agreement reinstates and amends the contract dated June 29, 2007 (Contract), between William Blair Sylvester (Seller), and Claus Wagner, or assigns (Buyer), relating to the sale and purchase of the following legally described real estate in the County of Elbert, Colorado:

A 2017.175 acre parcel located in Sections 9, 15, 21, 22, Township 7 S, Range 58 W of the 6th PM,
Elbert County,
State of Colorado (Tax Schedule No. R115022) and

A 626.41 acre parcel located in Section 28, Township 7 S, Range 58 W of the 6th PM,
Elbert County,
State of Colorado (Tax Schedule No. R107046)

[NOTE: If any item is left blank or the term “No Change” is inserted, it means no change. The abbreviation “N/A” or the word “Deleted” means not applicable and when inserted on any line in Dates and Deadlines (§ 2.3) means that the corresponding provision of the Contract to which reference is made is deleted.]

2.      § 2.3.  DATES AND DEADLINES.  [Note: This table may be deleted if inapplicable.]

Item No.	Reference	Event	Date or Deadline
1	§ 4.2.1	Alternative Earnest Money Deadline	N/A
2	§ 5.1	Loan Application Deadline	August 1, 2010
3	§ 5.2	Loan Conditions Deadline	December 1, 2010
4	§ 5.3	Buyer’s Credit Information Deadline	N/A
5	§ 5.3	Disapproval of Buyer’s Credit Information Deadline	N/A
6	§ 5.4	Existing Loan Documents Deadline	N/A
7	§ 5.4	Existing Loan Documents Objection Deadline	N/A
8	§ 5.4	Loan Transfer Approval Deadline	N/A
9	§ 6.2.2	Appraisal Deadline	November 1, 2010
10	§ 6.2.2	Appraisal Objection Deadline	December 1, 2010
11	§ 7.1	Title Deadline	August 1, 2010
12	§ 7.2	Document Request Deadline	N/A
13	§ 7.3	Survey Deadline	June 1, 2010
14	§ 7.4.4.1	CIC Documents Deadline	N/A
15	§ 7.4.5	CIC Documents Objection Deadline	N/A
16	§ 8.1	Title Objection Deadline	August 31, 2010
17	§ 8.2	Off-Record Matters Deadline	August 1, 2010
18	§ 8.2	Off-Record Matters Objection Deadline	August 31, 2010
19	§ 8.3.2	Survey Objection Deadline	July 1, 2010
20	§ 8.6	Right of First Refusal Deadline	N/A
21	§ 10.1	Seller’s Property Disclosure Deadline	N/A
22	§ 10.2	Inspection Objection Deadline	December 1, 2010
23	§ 10.3	Inspection Resolution Deadline	December 15, 2010
24	§ 10.5	Property Insurance Objection Deadline	N/A
25	§ 12	Closing Date	December 31, 2010
26	§ 17	Possession Date	At Closing
27	§ 17	Possession Time	5:00 PM

3.      Other dates or deadlines set forth in the Contract shall be changed as follows:

4.      Additional amendments:

a. Buyer understands and agrees that the deposits previously paid to Seller have been forfeited.

b. Buyer understands there are no hunting leases on the Property.  Seller agrees to terminate the grazing lease with Triple R Partnerships on or before December 31, 2010.

c. Buyer agrees to provide a copy of the survey of the Property to Seller by the Survey Deadline.

All other terms and conditions of the Contract shall remain the same.

This proposal shall expire unless accepted in writing by Seller and Buyer as evidenced by their signatures below and the offering party to this document receives notice of such acceptance on or before March 26, 2010 at 5:00 PM.
.

Date:	March 22, 2010
Buyer’s Name:	Claus Wagner, or assigns

Buyer’s Signature

Date:
Seller’s Name:	William Blair Sylvester

Seller’s Signature

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